Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Tennant Company (the “Company”) on Form 10-Q for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Cebulla, Vice President, Finance and Corporate Controller; Interim Chief Financial Officer and interim Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 29, 2020	/s/ Andrew Cebulla
Andrew Cebulla
Vice President, Finance and Corporate Controller; Interim Chief Financial Officer and Interim Principal Accounting Officer